TAXATION	12 Months Ended
Dec. 31, 2011
TAXATION

14. TAXATION

Cayman Islands

Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Company’s subsidiaries did not have assessable profits that were earned in or derived from Hong Kong during the years ended December 31, 2009, 2010 and 2011. Accordingly, no Hong Kong profit tax has been provided.

PRC

Prior to January 1, 2008, the Company’s subsidiaries that are incorporated in the PRC were subject to Enterprise Income Tax (“EIT”) in accordance with the Enterprise Income Tax Law and the Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (collectively the “previous PRC Income Tax Laws”). Pursuant to the previous PRC Income Tax Laws and rules, enterprises were generally subject to a statutory tax rate of 33% (30% state income tax plus 3% local income tax). Subsidiaries that were registered in the Pudong New District of Shanghai were, however, subject to a 15% preferential EIT rate pursuant to the local tax preferential treatment before January 1, 2008.

In March 2007, the Chinese government enacted the Corporate Income Tax Law (the “new CIT Law”), and promulgated related regulation Implementing Regulations for the PRC Corporate Income Tax Law. The new CIT law and regulation went into effect on January 1, 2008. The new CIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises. The new CIT Law provides a five-year transitional period for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws and rules, to gradually change their rates to 25%. In addition, on December 26, 2007, the State Council issued the Notice of the State Council Concerning Implementation of Transitional Rules for Corporate Income Tax Incentives (“Circular 39”). Based on Circular 39, certain specifically listed categories of corporations which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws and rules are eligible for a graduated rate increase to 25% over the 5-year period beginning from January 1, 2008. Where transitional rules overlap with preferential policies provided by the new CIT Law, a corporation may choose to implement the more favorable policy, and shall not enjoy both simultaneously. Also, the policy cannot be changed once determined.

On April 14, 2008, relevant governmental regulatory authorities released qualification criteria, application procedures and assessment processes for “high and new technology enterprises,” which will be entitled to a favorable statutory tax rate of 15%. On July 8, 2008, relevant governmental regulatory authorities further clarified that new technology enterprises previously qualified under the previous income tax laws and rules as of December 31, 2007 would be allowed to enjoy grandfather treatment for the unexpired tax holidays, on condition that they were re-approved for “high and new technology enterprise” status under the regulations released on April 14, 2008.

Additionally, under the new CIT Law, 10% withholding income tax (“WHT”) will be levied on foreign investors for dividend distributions from foreign invested enterprises’ profit earned after January 1, 2008. For certain treaty jurisdictions such as Hong Kong which has signed tax arrangement with the PRC, the WHT rate is 5%.

As of December 31, 2010 and 2011, the Company did not record any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, as the Company intends to indefinitely reinvest its earnings to further expand its business in mainland China, and its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies.

CESH, PESH and CPSH, foreign invested enterprises, are located in the Shanghai Pudong Zhangjiang High-Tech Park. They were subject to an income tax rate of 15% before 2008 prior to the implementation of Corporate Income Tax Law. In 2008, the local government announced the recognition of CESH and CPSH as high-new technology enterprises. Accordingly, they are entitled to a preferential tax rate of 15%, which is effective from January 1, 2008. The high and new technology enterprise status is subject to approval and renewal every three years. In 2011, with the approval by local government, CESH and CPSH’s high and new technology enterprise status was renewed for another three years effective from January 1, 2011. Neither CESH nor CPSH applied to, or obtained approval from the local taxing authority to enjoy the preferential tax rate applicable to high and new technology enterprises. In addition, CESH is entitled to tax exemption from income tax for year 2007, and a 50% reduced applicable corporate income tax rate for the subsequent three years. PESH and CPSH are entitled to a two-year exemption from income tax for the years of 2007 and 2008, and a 50% reduced applicable corporate income tax rate for the subsequent three years. Accordingly, CESH gradually transits from income tax rate of 9% to 11% from 2008 to 2010, and PESH and CPSH gradually transits from the income tax rate of 10% to 12% from 2009 to 2011. After the expiration of CESH and CPSH’s 50% reduced applicable corporate income tax rate preference, with the entitlement to Technical Advanced Service Enterprise (“TASE”) effective from 2010 to 2013, CESH will be subject to a preferential tax rate of 15% from 2011 to 2013 and CPSH will be subject to a preferential tax rate of 15% from 2012 to 2013. PESH will be subject to a uniform tax rate of 25% after the expiration of its 50% reduced applicable corporate income tax rate preference starting 2012.

CGTD, a foreign invested enterprise, is located in the Shanghai Pudong Zhangjiang High-Tech Park. It was subject to an income tax rate of 15% before 2008 prior to the implementation of Corporate Income Tax Law. CGTD gradually transitions from the income tax rate of 18% to 25% from 2008 to 2012.

CGNH, a foreign invested enterprise, is located in the Shanghai Nanhui Industrial Zone. It was subject to an income tax rate of 24% plus a local income tax 3% before 2008 prior to the implementation of the Corporate Income Tax Law. CGNH transitions to the uniform tax rate of 25% in 2008 from the rate of 27%.

CPCD, a foreign invested enterprise, is located in Chengdu, China. In 2008, the local government announced the recognition of CPCD as a high-new technology enterprise. Accordingly, CPCD is entitled to a preferential tax rate of 15% (2007: 33%), which is effective from January 1, 2008. The high and new technology enterprise status is subject to approval and renewal every three years. In 2011, with the approval by local government, CPCD’s high and new technology enterprise status was renewed for another three years effective from January 1, 2011. In addition, CPCD is entitled to tax exemption from income tax for years 2008 and 2009, and a 50% reduced applicable corporate income tax rate for the subsequent three years (“2+3” tax holiday). The tax preferences under high-new technology enterprise and 2+3 tax holiday cannot be enjoyed at the same time and CPCD did not apply to, or obtain approval from the local taxing authority to enjoy the preferential tax rate applicable to high and new technology enterprises. In 2010, the local government announced CPCD’s entitlement to the 15% preferential tax rate for the development of China’s western regions effectively up to 2010. The 2+3 tax holiday and preferential tax rate under the development of China’s western regions can be enjoyed at the same time. Accordingly, CPCD was subject to a preferential tax rate at 7.5% in 2010. The original preferential policies under the development of China’s western regions expired as of December 31, 2010 and in July 2011, the Chinese government renewed the preferential policies for another ten years effectively from January 1, 2011. As a result, with the approval by local government for the entitlement to the preferential policies in 2011, CPCD was subject to a preferential tax rate at 7.5% in 2011 as well. The entitlement to the preferential policies under the development of China’s western regions is subject to approval and renewal by local government annually.

CGFX, a foreign invested enterprise, is located in Shanghai Fengxian, China. It is subject to a uniform income tax rate of 25% since its incorporation in 2008 up to 2011 and going forward.

Composition of income tax expense

The current and deferred portion of income tax expense included in the consolidated statements of operations for the years ended December 31, 2009, 2010 and 2011 are as follows:

	2009	2010	2011
Current income tax expense	1,824,879	2,026,687	2,999,364
PRC	1,824,879	2,026,687	2,664,180
Non-PRC	—	—	335,184
Deferred tax expenses (benefits)	(272,656)	58,625	(556,802)
PRC	(272,656)	58,625	(521,450)
Non-PRC	—	—	(35,352)

Income tax expense	1,552,223	2,085,312	2,442,562

Reconciliation of the differences between statutory tax rate and the effective tax rate

A reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31 is as follows:

	2009	2010	2011
PRC statutory CIT rate	25%	25%	25%
Permanent differences	3%	(1%)	2%
Effect of differences in foreign tax rates	4%	(1%)	20%
Tax differential from statutory rate applicable to subsidiaries in the PRC	(6%)	2%	(3%)
Effects of tax holiday	(12%)	(14%)	(23%)
Change in valuation allowances	—	3%	(3%)

Effective CIT rate	14%	14%	18%

The aggregate amount and per share effect of the tax holidays are as follows:

	2009	2010	2011
Aggregate effect	1,369,896	2,096,546	3,051,721
Basic ordinary share effect	0.01	0.01	0.01
Diluted ordinary share effect	—	0.01	0.01

Significant components of deferred tax assets

The principal components of deferred tax assets are as follows:

	As of December 31,
	2010	2011
Current deferred tax assets:
Net operating loss carry-forward	238,111	521,255
Accrued expense	821,985	797,954
Other temporary differences	135,962	385,957
Less: valuation allowance	(651,322)	(503,679)

Sub-total	544,736	1,201,487
Non-current deferred tax assets:
Net operating loss carry-forward	1,545,191	1,438,735
Deferred government subsidy income	74,156	597,744
Less: valuation allowance	(1,619,347)	(1,427,901)

Sub-total	—	608,578

Total deferred tax assets, net of valuation allowance	544,736	1,810,065

Current deferred tax liabilities:
Temporary difference related to revenue recognition	(59,455)	(532,037)
Temporary difference related to cost of revenues	(45,744)	(178,738)
Other temporary differences	(124,135)	(227,085)

Sub-total	(229,334)	(937,860)

Total deferred tax liabilities	(229,334)	(937,860)

Deferred tax assets, net	315,402	872,205

Movement of valuation allowances:

	2009	2010	2011
At beginning of year	1,764,766	1,787,106	2,270,669
Current year additions	22,340	1,140,056	963,166
Current year reversals	—	(656,493)	(1,302,255)

At end of year	1,787,106	2,270,669	1,931,580

The Group adopted the provisions issued by FASB on accounting for uncertain tax positions effective January 1, 2007. Based on its analysis documentation, the Group made its assessment of tax liabilities for each tax position (including the potential application of interest and penalties) based on technical merits, and measured the unrecognized tax benefits associated with the tax positions. As of December 31, 2010, the guidance did not have any material impact on the Company’s consolidated total liabilities or shareholders’ equity. As of December 31, 2011, the Company had approximately US$0.3 million of unrecognized tax benefits related to gains from forward foreign exchange contracts, all of which would impact its effective tax rate if recognized. The Group classifies interest and/or penalties related to income tax matters in income tax expense. As of December 31, 2010 and 2011, the amount of interest and penalties related to uncertain tax positions was immaterial. The Company does not anticipate any significant changes to its liability for unrecognized tax benefits within the next 12 months.

The following table is a roll-forward of the unrecognized tax benefits from January 1, 2010 to December 31, 2011:

Balance at January 1, 2010 and December 31, 2010	—
Additions:
Tax positions related to the current year	299,832

Balance at December 31, 2011	299,832

Valuation allowances have been provided on deferred tax assets due to the uncertainty surrounding their realization. As of December 31, 2010 and 2011, valuation allowances on a large part of deferred tax assets were provided because it was more likely than not that the Group will not be able to utilize tax loss carry forwards generated by certain unprofitable subsidiaries. As of December 31, 2011, as determined by management after consideration of all available evidence, both positive and negative, that it is more likely than not that these deferred tax assets will be realized, US$1,302,255 valuation allowances were reversed. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will increase income when those events occur. For the years ended December 31, 2010 and 2011, the valuation allowances increased by US$1,140,056 and US$963,166, respectively. As of December 31, 2010 and 2011, a total valuation allowance of US$2,270,669 and US$1,931,580 were provided against deferred tax assets because it was more likely than not that such portion of deferred tax will not be realized based on the Company’s estimate of future taxable incomes of all its subsidiaries.

As of December 31, 2011, total tax losses carry forward of the Company’s subsidiaries in the PRC of approximately US$10,548,921, will expire if not used between 2012 and 2016.